Exhibit 10.19

                           RESTRICTED SHARE AGREEMENT

     THIS RESTRICTED SHARE AGREEMENT (this "Agreement") is made effective as of _________ __, _______, between Tanger Factory Outlet Centers, Inc., a corporation organized under the laws of the State of North Carolina (the "Company"), Tanger Properties Limited Partnership, a limited partnership organized under the laws of the State of North Carolina (the "Employer"), and _____________ (the "Restricted Shareholder").

     WHEREAS, the Company has established the Amended and Restated Incentive Award Plan of Tanger Factory Outlet Centers, Inc. and Tanger Properties Limited Partnership (the "Plan");

     WHEREAS, the Company wishes to carry out the Plan (the terms of which are hereby incorporated by reference and made a part of this Agreement);

     WHEREAS, the Plan provides for the issuance of the Company's common shares, no par value (the "Common Shares"), subject to certain restrictions thereon ("Restricted Shares");

     WHEREAS, the Committee, appointed to administer the Plan, has determined that it would be to the advantage and in the best interest of the Company and its shareholders to issue the Restricted Shares provided for herein to the Restricted Shareholder as an inducement to enter into or remain in the service of the Employer, the Company or any Subsidiary, and as an incentive for increased efforts during such service, and has advised the Company thereof and instructed the undersigned officer to issue said Restricted Shares; and

     WHEREAS, all capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Plan.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

                                   ARTICLE I.
                           AWARD OF RESTRICTED SHARES

     Section 1.1 - Award of Restricted Shares

     For good and valuable consideration, on the date hereof the Company hereby issues to the Restricted Shareholder _____ Common Shares upon the terms and conditions set forth in this Agreement at a purchase price of $0.00 per share. Notwithstanding anything to the contrary anywhere else in this Agreement, the Restricted Shares are subject to the terms, definitions and provisions of the Plan, which is incorporated herein by reference.

     Section 1.2 - Consideration to Company

     In consideration for the issuance of Restricted Shares by the Company, the Restricted Shareholder agrees to render faithful and efficient services to the Employer, the Company or any Subsidiary (as applicable), with such duties and responsibilities as shall from time to time be prescribed. Nothing in this Agreement or in the Plan shall confer upon the Restricted Shareholder any right to continue in the service of the Employer, the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Employer, the Company or any Subsidiary, which are hereby expressly reserved, to discharge the Restricted Shareholder at any time for any reason whatsoever, with or without cause.

                                   ARTICLE II.
                                  RESTRICTIONS

Section 2.1 - Forfeiture of Restricted Shares

Immediately upon the Restricted Shareholder's Termination of Employment, the Restricted Shareholder shall forfeit any and all Restricted Shares then subject to Restrictions and the Restricted Shareholder's rights in any Restricted Shares then subject to Restrictions shall lapse; provided, however, no such forfeiture shall exist in the event of:

     (a) Restricted Shareholder's Termination of Employment by Employer (i) other than for Cause or (ii) because of Restricted Shareholder's Disability;

     (b)  The  Restricted   Shareholder's   Termination  of  Employment  by  the
Restricted Shareholder for Good Reason; or

     (c) Upon Restricted Shareholder's retirement after attaining [_____] years of age, if the Committee, in its sole discretion, determines that such forfeiture shall not exist. For purposes of this Agreement, the term "Restrictions" shall mean the exposure to forfeiture set forth in this Section
2.1 and the restrictions on sale or other transfer set forth in Sections 2.4 and
2.5 and the terms "Cause, "Good Reason" and "Disability" shall have the same meaning as those terms have in Restricted Shareholder's employment contract with Employer.

Section 2.2 -  Legend

     Certificates   representing  Restricted  Shares  issued  pursuant  to  this
Agreement shall, until all Restrictions lapse and new certificates are issued pursuant to Section 2.3(b) hereof, bear the following legend:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO FORFEITURE, REACQUISITION AND CERTAIN RESTRICTIONS ON TRANSFERABILITY UNDER THE TERMS OF THAT CERTAIN RESTRICTED SHARE AGREEMENT BY AND BETWEEN TANGER FACTORY

     OUTLET CENTERS, INC., TANGER PROPERTIES LIMITED PARTNERSHIP AND THE REGISTERED OWNER OF SUCH SECURITIES, AND SUCH SECURITIES MAY NOT BE, DIRECTLY OR INDIRECTLY, OFFERED, TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNDER ANY CIRCUMSTANCES, EXCEPT PURSUANT TO THE PROVISIONS OF SUCH AGREEMENT."

Section 2.3 -  Lapse of Restrictions

     (a) Subject to Sections 2.1 and 3.4 hereof, the Restrictions shall lapse with respect to fifty percent (50%) of the Restricted Shares in accordance with the following schedule:

     --------------------------------------- -------------------------------
     Date                                    Portion of
                                             Restricted Shares No
                                             Longer Subject to
                                             Restrictions
     --------------------------------------- -------------------------------
     December 31, 2005                       10%
     --------------------------------------- -------------------------------
     December 31, 2006                       10%
     --------------------------------------- -------------------------------
     December 31, 2007                       10%
     --------------------------------------- -------------------------------
     December 31, 2008                       10%
     --------------------------------------- -------------------------------
     December 31, 2009                       10%
     --------------------------------------- -------------------------------

(b) Subject to Sections 2.1 and 3.4 hereof, the Restrictions on ten percent (10%) of the Restricted Shares shall lapse on December 31 of each of the Company's five fiscal years beginning with the fiscal year ending December 31, 2005 (each a "Targeted Fiscal Year") with respect to which the Company achieves one of the following target levels for Total Return Performance ("TRP") either for the Targeted Fiscal Year ending on that date or an average TRP for that and all prior Targeted Fiscal Years: (i) Company TRP equals or exceeds 110% of the TRP for the Morgan Stanley REIT Index, or (ii) Company TRP equals or exceeds 10%, or (iii) Company TRP is in the top 50% of the TRP reported by the companies in the Company's Peer Group. For these purposes, "TRP" means the total return performance of a company's common shares as reported in that company's annual proxy statement and the Company's "Peer Group" is set forth on attached Exhibit D.

         The following are examples of the method of determining whether the average TRS target levels are achieved:

          Example #1: Assume that the Company's TRS expressed as a percentage of the Morgan Stanley REIT Index is 100% for 2005; 120% for 2006; 105% for 2007; 110% for 2008 and 115% for 2009.

          On 12/31/05, the Restriction will not lapse with respect to any Restricted Shares for FY2005 for achievement of this targeted level; on 12/31/06, Restrictions will lapse with respect to 10% of the shares for each of FY2005 and FY2006; on 12/31/07, Restrictions will not lapse with respect to any shares for FY2007; on 12/31/08, Restrictions will lapse with respect to 10% of the shares for FY2008; and on 12/31/09, Restrictions will lapse with respect to 10% percent of the shares for each of FY2007 and FY2009.

          Example #2: Assume that the Company's TRS is 9% for 2005; 12% for 2006; 8% for 2007; 10% for 2008 and 11% for 2009.

          On 12/31/05, Restrictions will not lapse with respect to any of the Restricted Shares for FY2005 for achievement of this targeted level; on 12/31/06, Restrictions will lapse with respect to 10% of the shares for each of FY2005 and FY2006; on 12/31/07, Restrictions will not lapse with respect to any shares for FY2007; on 12/31/08, Restrictions will lapse with respect to 10% of the shares for FY2008; and on 12/31/09, Restrictions will lapse with respect to 10% percent of the shares for each of FY2007 and FY2009.

          Example #3: Assume that the Company's TRS is in the following percentiles of its peer group: 55th for 2005; 45th for 2006; 54th for 2007; 50th for 2008 and 46th for 2009.

          On 12/31/05, Restrictions will not lapse with respect to any Restricted Shares for FY2005 for achievement of this targeted level; on 12/31/06, Restrictions will lapse with respect to 10% of the shares for each of FY2005 and FY2006; on 12/31/07, Restrictions will not lapse with respect to any shares for FY2007; on 12/31/08, Restrictions will lapse with respect to 10% of the shares for FY2008; and on 12/31/09, Restrictions will lapse with respect to 10% percent of the shares for each of FY2007 and FY2009.

Notwithstanding anything to the contrary in this Agreement, in no event shall the Restrictions lapse pursuant to this Section 2.3(b) with respect to more than fifty percent (50%) of the Restricted Shares issued to Restricted Shareholder pursuant to Section 1.1.

     (c) Restrictions shall lapse with respect to any remaining Restricted Shares upon Restricted Shareholder's Termination of Employment (i) by Employer other than for Cause, (ii) by Restricted Shareholder for Good Reason, or (iii) because of Restricted Shareholder's Disability.

     (d) Upon the lapse of the Restrictions, the Company shall cause new certificates to be issued with respect to such shares and delivered to the Restricted Shareholder or his or her legal representative, free from the legend provided for in Section 2.2 hereof and any of the other Restrictions. Notwithstanding the foregoing, no such new certificate shall be delivered to the Restricted Shareholder or his or her legal representative unless and until the Restricted Shareholder or his or her legal representative shall have paid to the Company or the Employer, as applicable, in cash, the full amount of all federal and state withholding or other employment taxes applicable to the taxable income of the Restricted Shareholder resulting from the grant of Restricted Shares or the lapse of the Restrictions.

Section 2.4 - Restricted Shares Not Transferable

     Until the Restrictions hereunder lapse or expire pursuant to this Agreement, neither the Restricted Shares (including any shares received by holders thereof with respect to Restricted Shares as a result of share dividends, share splits or any other form of recapitalization) nor any interest or right therein or part thereof shall be liable for the debts, contracts, or engagements of the Restricted Shareholder or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy) and any attempted disposition thereof shall be null and void and of no effect; provided, however, that, subject to the Ownership Limit (as defined in the Articles of Incorporation of the Company), this Section 2.4 shall not prevent transfers by will or by the applicable laws of descent and distribution.

Section 2.5 - Restrictions on New Shares

     In the event that the outstanding Common Shares are changed into or exchanged for a different number or kind of capital shares or other securities of the Company or of another corporation (other than in connection with a Change of Control) by reason of merger, consolidation, recapitalization, reclassification, share split, share dividend or combination of shares, such new or additional or different shares or securities which are issued upon conversion of or in exchange or substitution for Restricted Shares which are then subject to Restrictions shall be considered to be Restricted Shares and shall be subject to all of the Restrictions, unless the Committee provides for the expiration of the Restrictions on the Restricted Shares underlying the distribution of the new or additional or different shares or securities.

Section 2.6 - Section 83(b)

     The Restricted Shareholder covenants that he or she will not make an election under Section 83(b) of the Code with respect to the receipt of any Restricted Shares without the consent of the Company, which the Company may grant or withhold in its sole discretion.


                                  ARTICLE III.
                                  MISCELLANEOUS

Section 3.1 - Holding Period and Additional Restrictions as to Ownership and Transfer

     (a) Notwithstanding any provision of this Agreement to the contrary, if the Restricted Shareholder is subject to Section 16 of the Exchange Act on the date on which the Restricted Shares are granted, the Restricted Shares may not be sold, assigned or otherwise transferred or exchanged until at least six months and one day have elapsed from the date on which the Restricted Shares were granted.

     (b) The Restricted Shares (whether or not the Restrictions have lapsed with respect to such Restricted Shares) shall be subject to the restrictions on ownership and transfer set forth in the Articles of Incorporation of the Company.

Section 3.2 - Conditions to Issuance of Share Certificates

     Restricted Shares may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. Such shares shall be fully paid and nonassessable. Neither the Company nor the Employer shall be required to issue or deliver any certificate or certificates for shares pursuant to this Agreement prior to fulfillment of all of the following conditions:

     (a) The admission of such shares to listing on all stock exchanges on which such class of shares is then listed;

     (b) The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Committee shall, in its sole discretion, deem necessary or advisable;

     (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its sole discretion, determine to be necessary or advisable;

     (d) The lapse of such reasonable period of time as the Committee may from time to time establish for reasons of administrative convenience; and

     (e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax to the Company or the Employer, as applicable.

Section 3.3 - Escrow

     (a) The Restricted Shareholder hereby authorizes and directs the Secretary of the Company, or such other person designated by the Company, to transfer the Restricted Shares which are subject to the Restrictions from the Restricted Shareholder to the Company or the Employer, as applicable, in the event of forfeiture of such shares pursuant to Section 2.1.

     (b) To insure the availability for delivery of the Restricted Shares upon forfeiture pursuant to Section 2.1, the Restricted Shareholder hereby appoints the Secretary, or any other person designated by the Company as escrow agent, as its attorney-in-fact to sell, assign and transfer unto the Company, such shares, if any, forfeited pursuant to this Agreement and shall, upon execution of this Agreement, deliver and deposit with the Secretary of the Company, or such other person designated by the Company, the share certificates representing the Restricted Shares, together with the share assignment duly endorsed in blank, attached hereto as Exhibit A. The Restricted Shares and share assignment shall be held by the Secretary in escrow, pursuant to the Joint Escrow Instructions of the Company and the Restricted Shareholder attached hereto as Exhibit B, until all of the Restrictions expire or shall have been removed. [??As a further condition to the Company's and the Employer's obligations under this Agreement, the spouse of the Restricted Shareholder, if any, shall execute and deliver to the Company the Consent of Spouse attached hereto as Exhibit C.??] Upon the lapse of the Restrictions on the Restricted Shares, the escrow agent shall promptly deliver to the Restricted Shareholder the certificate or certificates representing such shares in the escrow agent's possession belonging to the

Restricted Shareholder, and the escrow agent shall be discharged of all further obligations hereunder; provided, however, that the escrow agent shall nevertheless retain such certificate or certificates as escrow agent if so required pursuant to other restrictions imposed pursuant to this Agreement.

     (c) The Company, or its designee, shall not be liable for any act it may do or omit to do with respect to holding the Restricted Shares in escrow and while acting in good faith and in the exercise of its judgment.

Section 3.4 - Ownership Limit and REIT Status.

     Notwithstanding   anything   contained  herein,  the  Restrictions  on  the
Restricted Shares shall not lapse:

     (a) to the extent the lapsing of such Restrictions could cause the Restricted Shareholder to be in violation of the Ownership Limit; or

     (b) if, in the discretion of the Administrator, the lapsing of such Restrictions could impair the Company's status as a REIT.

Section 3.5 - Notices

     Any notice to be given by the Restricted Shareholder under the terms of this Agreement shall be addressed to the Secretary of the Company. Any notice to be given to the Restricted Shareholder shall be addressed to him or her at the address given beneath his or her signature hereto. By a notice given pursuant to this Section 3.5, either party may hereafter designate a different address for notices to be given to him. Any notice which is required to be given to the Restricted Shareholder shall, if Restricted Shareholder is then deceased, be given to the Restricted Shareholder's personal representative if such representative has previously informed the Company of his or her status and address by written notice under this Section 3.5. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed as set forth above.

Section 3.6 - Rights as Shareholder

     Except as otherwise provided herein, upon the delivery of Restricted Shares to the escrow holder pursuant to Section 3.3 hereof, the holder of the Restricted Shares shall have all the rights of a shareholder with respect to the Restricted Shares, including the right to vote the Restricted Shares and the right to receive all dividends or other distributions paid or made with respect to the Restricted Share.

Section 3.7 - Conformity to Securities Laws

     The Restricted Shareholder acknowledges that the Plan and this Agreement are intended to conform to the extent necessary with all provisions of all applicable federal and state laws, rules and regulations (including, but not limited to the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation the applicable exemptive conditions of Rule 16b-3) and to such approvals by any listing, regulatory or other governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Restricted Shares are granted, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan, this Agreement and the Restricted Shares shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

Section 3.8 - Amendments

     This Agreement and the Plan may be amended without the consent of the Restricted Shareholder; provided, however, that no such amendment shall, without the consent of the Restricted Shareholder, impair any rights of the Restricted Shareholder under this Agreement.

Section 3.9 - Tax Withholding

     The Company or the Employer, as applicable, shall be entitled to require payment in cash or deduction from other compensation payable to the Restricted Shareholder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting, exercise or payment of the Restricted Shares. The Committee may in its discretion and in satisfaction of the foregoing requirement allow the Restricted Shareholder to elect to have the Company or the Employer, as applicable, withhold Common Shares otherwise issuable under such award (or allow the return of Common Shares) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan or this Agreement, the number of Common Shares which may be withheld with respect to the issuance, vesting or payment of the Restricted Shares (or which may be repurchased from the Restricted Shareholder within six months after such Common Shares were acquired by the Restricted Shareholder from the Company or the Employer) in order to satisfy the Restricted Shareholder's federal and state income and payroll tax liabilities with respect to the issuance, vesting or payment of the Restricted Shares shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal and state tax income and payroll tax purposes that are applicable to such supplemental taxable income.

Section 3.10 - Governing Law

     This Agreement shall be administered, interpreted and enforced under the internal laws of the state of North Carolina without regard to conflicts of laws thereof.

Section 3.11 - Stop Transfer Instructions

     To  ensure  compliance  with  the  Restrictions,   the  Company  may  issue
appropriate "stop transfer" instructions to its transfer agent with respect to the Restricted Shares.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.

                     TANGER FACTORY OUTLET CENTERS, INC.,
                     a corporation organized under the laws of North Carolina

                     By:_______________________________________

                     Title: _____________________________________



                     TANGER PROPERTIES LIMITED PARTNERSHIP, a

                     North Carolina Limited Partnership



                     By:  TANGER GP TRUST, its sole General Partner



                     By: ____________________________________

                     Title:___________________________________





RESTRICTED SHAREHOLDER

----------------------------------

--------------

Address:


Taxpayer Identification Number:  _______________

                    EXHIBIT A TO RESTRICTED SHARES AGREEMENT
                  SHARE ASSIGNMENT SEPARATE FROM CERTIFICATE(S)


     FOR VALUE RECEIVED, __________________________ hereby sells, assigns and transfers unto Tanger Factory Outlet Centers, Inc., a corporation organized under the laws of North Carolina (the "Company"), pursuant to the forfeiture provision under that certain Restricted Shares Agreement, dated ____ __, 20[xx] by and between the undersigned, the Company, and Tanger Properties Limited Partnership, a limited partnership organized under the laws of North Carolina (the "Agreement"), _______________ (_______________) Common Shares of the
Company standing in the undersigned's name on the books of the Company represented by Certificate No(s). _______________ and does hereby irrevocably constitute and appoint the Company's Secretary to transfer said Common Shares on the books of the Company with full power of substitution in the premises.

     This Share Assignment Separate from Certificate(s) may be used only in accordance with and subject to the terms and conditions of the Agreement, in connection with the forfeiture of Common Shares issued to the undersigned pursuant to the Agreement, and only to the extent that such shares remain subject to such forfeiture under the Agreement.

Dated: __________________           ______________________________________
                                                     (Signature)

                                    --------------------------------------
                                                     (Print Name)


(INSTRUCTION: Please do not fill in any blanks other than the "Signature" line and the "Print Name" line.)

                    EXHIBIT B TO RESTRICTED SHARES AGREEMENT

                            JOINT ESCROW INSTRUCTIONS


Tanger Factory Outlet Centers
3200 Northline Avenue, Suite 360
Greensboro, North Carolina 27408

Attn: Secretary

Dear Secretary of Tanger Factory Outlet Centers, Inc.:

     As Escrow Agent for Tanger Factory Outlet Centers, Inc., (the "Company") and the undersigned holder of Common Shares of the Company (the "Restricted Shareholder"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Shares Agreement ("Agreement"), dated ________ __, 20[xx], to which a copy of these Joint Escrow Instructions is attached as Exhibit B, in accordance with the following instructions:

     1. In the event of the forfeiture of any shares pursuant to Section 2.1 of the Agreement, the Company or its assignee will give to the Restricted Shareholder and you a written notice specifying the number of Common Shares to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Company. The Restricted Shareholder and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

     2. At the closing you are directed (a) to date any share assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the Common Shares to be transferred, to the Company against the simultaneous delivery to you of the purchase price (which may include suitable acknowledgment of cancellation of indebtedness) for the number of Common Shares being forfeited.

     3. The Restricted Shareholder irrevocably authorizes the Company to deposit with you any certificates evidencing Common Shares to be held by you hereunder and any additions and substitutions to said shares as specified in the Agreement. The Restricted Shareholder does hereby irrevocably constitute and appoint you as the Restricted Shareholder's attorney-in-fact and agent for the term of this escrow to execute with respect to such securities and other property all documents of assignment and/or transfer and all share certificates necessary or appropriate to make all securities negotiable and complete any transaction herein contemplated.

     4. This escrow shall terminate upon expiration or exercise in full of the Restrictions described in the Agreement, whichever occurs first .

     5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to the Restricted Shareholder, you shall deliver all of same to the Restricted Shareholder and shall be discharged of all further obligations hereunder; provided, however, that if at the time of termination of this escrow you are advised by the Company that the property subject to this escrow is the subject of a pledge or other security agreement, you shall deliver all such property to the pledgeholder or other person designated by the Company.

     6. Except as otherwise provided in these Joint Escrow Instructions, your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

     7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties or their assignees. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for the Restricted Shareholder while acting in good faith and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

     8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

     9. You shall not be liable in any respect on account of the identity, authority or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

     10. You shall not be liable for the outlawing of any rights under any statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

     11. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be Secretary of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company may appoint any officer or assistant officer of the Company as successor Escrow Agent and the Restricted Shareholder hereby confirms the appointment of such successor or successors as the Restricted Shareholder's attorney-in-fact and agent to the full extent of your appointment.

     12. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

     13. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such dispute shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

     14. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or sent by telegram or fax or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to the other party at the addresses set forth on the signature pages hereto or at such other address as such party may designate by ten (10) days' advance written notice to the other party hereto.

     15. By signing these Joint Escrow Instructions you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

     16. You shall be entitled to employ such legal counsel and other experts (including without limitation the firms of Latham & Watkins or Vernon, Vernon, Wooten, Brown, Andrews & Garrett, P.A.) as you may deem necessary properly to advise you in connection with your obligations hereunder. You may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor. The Company shall be responsible for all fees generated by such legal counsel in connection with your obligations hereunder.

     17. These Joint Escrow Instructions shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. It is understood and agreed that references to "you" or "your" herein refer to the original Escrow Agent and to any and all successor Escrow Agents. It is understood and agreed that the Company may at any time or from time to time assign its rights under the Agreement and these Joint Escrow Instructions in whole or in part.

     18. These Joint Escrow Instructions shall be governed by and interpreted and determined in accordance with the laws of the State of North Carolina, as such laws are applied by North Carolina courts to contracts made and to be performed entirely in North Carolina by residents of that state.

                             [SIGNATURE PAGE FOLLOWS

     IN WITNESS WHEREOF, these Joint Escrow Instructions have been executed and delivered by the parties hereto.


                       TANGER FACTORY OUTLET CENTERS, INC.
                        a corporation organized under the laws of North Carolina

                       By: __________________________________________
                       Frank Marchisello
                       Chief Financial Officer

                       Address:

                       ---------------------------------------

                       ---------------------------------------



                       RESTRICTED SHAREHOLDER

                       ---------------------------------------

                       Address:

                       ----------------------------

                       ----------------------------

ACKNOWLEDGED AND AGREED:

ESCROW AGENT

By: ________________________________________



         Secretary



Address:

---------------------------
---------------------------

                    EXHIBIT C TO RESTRICTED SHARES AGREEMENT



                                CONSENT OF SPOUSE



     I,  ____________________,  spouse of ______________,  have read and approve the foregoing Agreement. In consideration of granting of the right to my spouse to receive shares of Tanger Factory Outlet Centers, Inc. as set forth in the Restricted Shares Agreement (the "Agreement"), I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.



Dated:   _____ __, 2004

                 By: ___________________________________________



                  Print Name: ________________________________

                    EXHIBIT D TO RESTRICTED SHARES AGREEMENT

                                   PEER GROUP